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                                  EXHIBIT 23.1





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                        Consent of Independent Auditors



The Board of Directors
Compression Labs, Inc.:



We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                  /s/KPMG PEAT MARWICK LLP
                                                  ------------------------
                                                     KPMG PEAT MARWICK LLP




Palo Alto, California
May 12, 1995